UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)
(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Note Purchase and Private Shelf Agreement - NYL Shelf Agreement

On May 15, 2024, Franklin Electric Co., Inc. ("Franklin Electric") entered into the First Amendment to the Amended and Restated Note Purchase and Private Shelf Agreement among Franklin Electric, Franklin Electric B.V., a Netherlands private company with limited liability (“Dutch Subsidiary Issuer”, and together with Franklin Electric, collectively, the “Companies” and each a "Company"), NYL Investors LLC (“NYL Investors”), and each of the undersigned holders of the Notes that are signatories hereto (the "Amendment to the NYL Shelf Agreement").

Under the Amendment to the NYL Shelf Agreement, among other changes, the total available facility amount from lenders increased to $250,000,000 from $200,000,000, increased the maturity date on fixed rate notes to mature no more than 20 years after the date of original issuance and to have an average life of no more than 15 years after the date of original issuance, which was previously 15 years and 12 years, and extended the issuance and sold date of notes to May 15, 2027. The issuance fee decreased to 0.025% from 0.10% of the aggregate principal amount.

The Amendment to the NYL Shelf Agreement is subject to a number of conditions, and the description of the Amendment to the NYL Shelf Agreement herein is qualified in its entirety and is incorporated herein by reference to Exhibit 10.1.

First Amendment to Fourth Amended and Restated Note Purchase and Private Shelf Agreement - Pru Shelf Agreement

On May 15, 2024, Franklin Electric entered into the First Amendment to the Fourth Amended and Restated Note Purchase and Private Shelf Agreement among Franklin Electric, Dutch Subsidiary Issuer, PGIM, Inc. (“Prudential”), and the other holders of Notes that are signatories hereto (the "Amendment to the Pru Shelf Agreement ") .

Under the Amendment to the Pru Shelf Agreement, among other changes, the total available facility amount from lenders increased to $250,000,000 from $150,000,000, increased the maturity date on fixed rate notes to mature no more than 20 years after the date of original issuance and to have an average life of no more than 15 years after the date of original issuance, which was previously 15 years and 12 years, and extended the issuance and sold date of notes to May 15, 2027. The issuance fee increased to 0.025% from 0.0% of the aggregate principal amount.

The Amendment is subject to a number of conditions, and the description of the Amendment herein is qualified in its entirety and is incorporated herein by reference to Exhibit 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in response to Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
    (d) Exhibits:

Exhibit Number	Description
10.1
First Amendment to Amended and Restated Note Purchase and Private Shelf Agreement, dated May 15, 2024, by and among Franklin Electric Co., Inc., Franklin Electric B.V., NYL Investors LLC , and the purchasers named therein (filed herewith)

10.2
First Amendment to Fourth Amended and Restated Note Purchase and Private Shelf Agreement, dated May 15, 2024, by and among Franklin Electric Co., Inc., Franklin Electric B.V., Prudential Insurance Company, and the purchasers named therein (filed herewith)

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 16, 2024	By	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)